Exhibit 99.1

Rosetta Resources Inc.
Investor Presentation
May 2014

 Cautionary Statements

Leverage High-Grade Asset Base
 • Grow core area in Permian Basin focused on horizontal applications
 • Maintain position as a leading operator in the high-return Eagle Ford play
 • Develop combined year-end 2013 inventory of approximately 790 MMBoe in liquids-rich Eagle Ford and oil-weighted Permian Basin

Successfully Execute Business Plan	• Grow total production and liquids volumes while applying cross-basin knowledge • Maintain competitive overall cost structure and margins • Capture firm transportation and processing capacity

Test Future Growth Opportunities
 • Currently testing Eagle Ford benches
 • Testing Permian horizontal Wolfcamp benches
 • Assessing Permian horizontal Bone Spring potential
 • Assessing Gaines County acreage in Midland Basin
 • Pursue new growth targets through bolt-on acquisitions in core areas

Maintain Financial Strength & Flexibility	• Actively manage and monitor use of debt • Maintain adequate liquidity throughout cycles • Manage exposure to commodity price risk through prudent hedging program

Company Strategy - Key Elements

Rosetta Resources Asset Overview
Permian
Gaines Co.
Midland Basin - Exploratory
~13,000 net acres
Reeves Co.
Delaware Basin - Delineated
~47,000 net acres
Permian
Note: Acreage numbers are rounded

Divested ~11 MMBoe
Permian Acquisition ~288 MMBoe
Strong Growth Track Record
Net Risked Resource Potential
(MMBoe)
Net Production
(MBoe/d)

2014 Capital Program ($1.1 Billion1)

• Continued focus on oil and liquids-rich development
1. 2014 Guidance; Includes capitalized interest and other corporate costs; Excludes acquisition capital.
2. Drill & Complete includes well flow lines.
 • Eagle Ford: Four to five rigs to drill and complete ~90-95 gross wells
 • Permian - Delaware Basin: Six rigs to drill and complete ~50-55 gross operated wells
• Fund base capital program from internally-generated cash flow supplemented by borrowings under credit facility
Generate ~20% - 30% production growth over 2013

ASSET OVERVIEW

Gates Ranch
~26,200 net acres in Webb County

Eagle Ford - Mar 31, 2014 Summary
Completions to date:	148 gross completions
Locations remaining:	284 net well locations1

Average2 Lower EF Well Characteristics
Well Costs:	$6.0 - $6.5 MM
Spacing:	55 acres (475 feet apart)
P50 Composite EUR:	1.67 MMBoe (0.7 - 2.7 range)
Condensate Yield:	55 Bbls/MMcf (30 - 80 range)
NGL Yield:	110 Bbls/MMcf
Shrinkage:	23%
1. Under current 55-acre spacing assumptions
2. Based on 5,000’ lateral length and 15-stage completion
9 miles

Upper Eagle Ford Pilot Areas

Briscoe Ranch
~3,600 net acres in southern Dimmit County

Mar 31, 2014 Summary
Completions to date:	28 gross completions
Locations remaining:	40 net well locations

Average Well Characteristics
Well Costs:	$6.0 - $6.5 MM
Spacing:	50 acres (425 feet apart)

Central Dimmit County Area
~8,500 net acres located in Dimmit County

Mar 31, 2014 Summary
Completions to date:	19 gross completions
Locations remaining:	96 net well locations

Average Well Costs
Light Ranch & Vivion:	$5.5 - $6.0 MM
Lasseter & Eppright:	$6.0 - $6.5 MM

Tom Hanks
~3,500 net acres in LaSalle County

Pearsall Expl
Well
Mar 31, 2014 Summary
Completions to date:	16 gross completions • Eagle Ford (EF) development • Pearsall exploration

Average EF Well Characteristics
Well Costs:	$5.5 - $7.0 MM
Spacing:	~50 acres (400 feet apart)
Completions to date:	15 EF completion
Locations remaining:	40 net EF well locations

Lopez Farm-In
~500 net acres in Live Oak County
Mar 31, 2014 Summary
Farm-In from Killam Oil
BPO:	100% WI, 75% NRI
APO:	65% WI, 48.75 NRI
Completions to date:	3 completions
Locations remaining:	5 net well locations

Average Well Characteristics
Well Costs:	$7.5 - $8.0 MM
Spacing:	~50 acres (400 feet apart)

Permian - Reeves County
~47,000 net acres

Permian - Horizontal Development Plan 3/31/2014

Total Company Inventory
+/- 2,060 net wells -- remaining as of 3/31/2014 (excluding Upper Eagle Ford)

MARKETING AND FINANCIAL OVERVIEW

Gas Transportation Capacity
Firm gross wellhead gas takeaway
• 245 MMcf/d today, ramping up to 345 MMcf/d by year-end 2014
Six processing options - Gathering (Plant)
• Regency (Enterprise Plants)
• Energy Transfer “ETC” Dos Hermanas (King Ranch)
• Eagle Ford Gathering (Kinder Morgan Houston Central)
• ETC Rich Eagle Ford Mainline (LaGrange / Jackson / Kennedy)
Oil Transportation Capacity
Gates Ranch, Briscoe Ranch & Central Dimmit Co.
• Plains Crude Gathering - Firm gathering capacity of 25,000 Bbls/d to Gardendale hub with up to
 60,000 Bbls storage; operating since April 2012
• Access to truck and rail loading and pipeline connections
Eagle Ford Multiple Takeaway Options
Gates Ranch NGL
Breakdown March 2014

Permian Basin Marketing
• Oil
 ▪ Currently trucked from leases
 ▪ Oil gravity averages 44 degrees and receives no gravity deducts
• Natural Gas
 ▪ Gas is rich and is processed at two plants
 ▪ Most leases under long-term gathering agreement
 ▪ Residue gas sales tied to Waha and Permian indices
• NGLs
 ▪ NGLs extracted under firm, multi-year gathering/processing agreements
 ▪ Combination of net proceeds and Mont Belvieu pricing

Commodity Derivatives Position - May 16, 2014

Liquidity
Adequate liquidity available to fund 2014 $1.1 billion capital program

Investment Summary
• Drill-bit focused producer with large acreage positions in liquids-rich
 Eagle Ford and oil-weighted Permian Basin plays
• Attractive core Delaware Basin position
• Successful operator in the high-return Eagle Ford area
• Large inventory of future growth opportunities
• Financial strength and flexibility; conservative philosophy
“Rosetta Resources - Growing Value in a Rock Solid Combination”

APPENDIX

Attractive Well Economics (Typical Well)

Upper Eagle Ford Pilot Program
Future Plans are to pilot test the Upper Eagle Ford at North Gates & Briscoe Ranch ...

Upper Eagle Ford Pilot Program
Various landing depths are being targeted in the Upper Eagle Ford to improve stimulation effectiveness …

73 wells
Our largest continuous group of
producing wells spaced on 55 acres
Well Performance on 55 acres
Compared to similar offsetting wells spaced at 100 acres

The 73 wells are performing in line with 33 comparable offsetting wells albeit at anticipated lower condensate yields.  First row offset wells were drilled and completed early in the development of the area and spaced on 100 acres …

Gates Ranch Development Timeline
Eagle Ford Producing Wells By Year with EUR expectations

Gates Ranch Far South excluding 4-19
Gates Ranch - Far South
P50 Type Curve

EUR 2.35 MMBoe (2.0-2.7)
16% Oil / 39% NGLs

Gates Ranch Southeast excluding 4-19
Gates Ranch - Southeast
P50 Type Curve
EUR 2.15 MMBoe (1.8-2.5)
16% Oil / 39% NGLs

Gates Ranch - North Central excluding 9-5
P50 Type Curve
EUR 1.13 MMBoe (0.8-1.5)
20% Oil / 37% NGLs

Gates Ranch - Far North
P50 Type Curve
EUR 1.02 MMBoe (0.7-1.3)
20% Oil / 37% NGLs

Tom Hanks - Eagle Ford
Normalized Time (Days)
P50 Type Curve - 346 MBoe
(82% Oil / 8% NGLs)
Normalized to 5,000’ lateral length

Permian - Reeves County
Upper Wolfcamp Horizontal Type Curve
*All production data normalized to 5,000' lateral length
Note: Rosetta reports reserves and production in 3-stream, however to compare offsetting wells with 2-stream public data, 2-stream data is being used on this chart
P50 Type Curve
Average Well Costs ($MM)	$8.5
30-Day IP Boepd (gross)	1,090
Composite EUR Mboe (gross)	550
% Oil	74%
% NGL	10%

Well Cost Performance - Gates Ranch
* Note: 1Q 2014 is latest estimate
*

Well Cost Performance - Permian Horizontals
* Note: 1Q 2014 is latest estimate
*

Debt and Capital Structure